Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and liabilities were as follows:

	December 31,
(in thousands)	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$5,461	$13,659
Research and development credits	739	2,216

Gross deferred tax assets	6,200	15,875
Less: valuation allowance	(6,164)	(15,409)

Total deferred tax asset	36	466

Deferred tax liability
Stock-based compensation	—	(399)
Depreciation	(36)	(67)

Total deferred tax liabilities	(36)	(466)

	$—	$—

In assessing the need for a valuation allowance, management must determine that there will be sufficient taxable income to allow for the realization of deferred tax assets. Based upon the historical and anticipated future losses, management has determined that the deferred tax assets do not meet the more likely than not threshold for realizability. Accordingly, a full valuation allowance has been recorded against the Company’s net deferred tax assets as of December 31, 2018 and 2019. The valuation allowance increased by $4.6 million and $9.2 million during the years ended December 31, 2018 and 2019, respectively.

A reconciliation of the federal income tax rate to the Company’s effective tax rate is as follows:

	Year ended December 31,
	2018	2019
Federal tax benefit at statutory rate	(21.0)%	(21.0)%
State tax, net of federal benefit	(6.9)	(6.9)
Return to provision	—	(0.7)
Permanent differences	1.4	0.4
Research and development	(5.0)	(5.4)
Change in valuation allowance	31.5	33.6

	—%	—%

The following table summarizes carryforwards of federal, state and local net operating losses (“NOL”) and research tax credits:

	December 31,
(in thousands)	2018	2019

NOL carryforwards—Federal	$20,298	$49,005
NOL carryforwards—State	20,298	49,005
Research tax credits—Federal	706	2,182
Research tax credits—State	43	43

The NOL carryforwards begin expiring in 2036 for federal and Delaware state income tax purposes, however; all federal and Delaware state NOL carryforwards generated subsequent to January 1, 2018, are able to be carried forward indefinitely. As of December 31, 2019, the Company also had federal and Delaware research and development tax credit carryforwards of $2.2 million and $43,000, respectively that will begin to expire in 2036, unless previously utilized.

The NOL and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. NOL and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. To date, the Company has not performed an analysis to determine whether or not ownership changes have occurred since inception. Delaware state NOLs may also be limited.

As of December 31, 2019, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s statement of operations. Due to NOL and tax credit carry forwards that remain unutilized, income tax returns for tax years from 2016, 2017 and 2018 remain subject to examination by the taxing jurisdictions. The NOL carryforwards remain subject to review until utilized.